POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Mark A. Barnard Mark A. Barnard	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Thomas W. Brock Thomas W. Brock	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Michael B. Clement Michael B. Clement	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald E. Foley Donald E. Foley	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Christopher P.A. Komisarjevsky Christopher P.A. Komisarjevsky	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary S. Schpero Gary S. Schpero	Trustee and Chairman	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ H. Thomas McMeekin H. Thomas McMeekin	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President, and Chief Executive Officer	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gloria D. Reeg Gloria D. Reeg	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kathleen Stephansen Kathleen Stephansen	Trustee	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh Brian Walsh	Treasurer and Chief Financial Officer	February 26, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, into EQ/Aggressive Growth Strategy Portfolio, a series of the Trust, (2) EQ/MFS Technology II Portfolio, a series of the Trust, into EQ/MFS Technology Portfolio, a series of the Trust, (3) EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, into 1290 VT SmartBeta Equity Portfolio, a series of the Trust, (4) EQ/UBS Growth and Income Portfolio, a series of the Trust, into EQ/Capital Guardian Research Portfolio, a series of the Trust, (5) Multimanager Mid Cap Growth Portfolio, a series of the Trust, into EQ/Janus Enterprise Portfolio, a series of the Trust, (6) Multimanager Mid Cap Value Portfolio, a series of the Trust, into EQ/American Century Mid Cap Value Portfolio, a series of the Trust, (7) CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of AXA Premier VIP Trust (“VIP Trust”), into All Asset Growth-Alt 20 Portfolio, a series of the Trust, (8) CharterSM Small Cap Growth Portfolio, a series of VIP Trust, into EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and (9) CharterSM Small Cap Value Portfolio, a series of VIP Trust, into 1290 VT Small Cap Value Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Aggressive Growth Strategy Portfolio, EQ/MFS Technology Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, 1290 VT Small Cap Value Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Caroline L. Williams Caroline L. Williams	Trustee	February 26, 2020